BROWN-FORMAN STOCKHOLDERS ELECT DIRECTORS AND BOARD APPROVES CASH DIVIDEND

July 27, 2023, LOUISVILLE, KY — Brown-Forman Corporation (NYSE: BFA, BFB) stockholders met today at the annual meeting of stockholders and elected the slate of directors recommended by the Board of Directors, as submitted in the company’s 2023 Proxy Statement. The stockholders also approved the compensation of the company’s named executive officers, approved a frequency of every three years for future advisory votes to approve the compensation of the company’s named executive officers, and ratified the selection of the independent registered public accounting firm for fiscal year 2024.
Elizabeth M. Brown (Eliza), a fifth-generation descendant of Brown-Forman founder George Garvin Brown, was elected to the company’s Board of Directors, effective immediately. Ms. Brown serves as President of Dendrifund, an environmental sustainability foundation created by Brown-Forman and the Brown family, and is a member of the Board of Directors for Jack Daniel’s Properties, Inc., owner of the Jack Daniel’s trademarks and a subsidiary of Brown-Forman Corporation.
“I am pleased to welcome Eliza to the Board of Directors and look forward to working with her to deliver long-term growth and sustained value to all of our shareholders,” said Campbell P. Brown, Chair of the Board.
The election of Ms. Brown continues the evolution of Brown family representation on Brown-Forman’s Board of Directors, as she joins three fifth-generation family members currently serving on the Board, including Stuart R. Brown, Marshall B. Farrer, and Campbell P. Brown, Chair of the Board. She replaced Augusta Brown Holland, who did not stand for re-election after seven years of service. John D. Cook, who served on the Brown-Forman Board of Directors for 15 years, also did not stand for re-election.

“The Board and our long-term shareholders are grateful for Augusta’s thoughtful perspectives and strong advocacy for the company’s culture, people, and provenance,” Brown commented. “We also appreciate John’s many years of leadership in guiding our evolving and award-winning governance process. John played a key role in assembling a board of directors who are purpose-driven, engaged, and collaborative.”
Lawson E. Whiting, President and Chief Executive Officer added, “We are thankful to Augusta and John for their years of service and their dedicated stewardship of Brown-Forman.”
In a subsequent meeting, the Board of Directors approved a regular quarterly cash dividend of $0.2055 per share on its Class A and Class B Common Stock. The dividend is payable on October 2, 2023, to stockholders of record on September 5, 2023. Brown-Forman, a member of the prestigious S&P 500 Dividend Aristocrats index, has paid regular quarterly cash dividends for 79 consecutive years and has increased the regular cash dividend for 39 consecutive years. The board also named Michael A. Todman as Lead Independent Director and Tracy L. Skeans as Chair of the Corporate Governance & Nominating Committee.
For more than 150 years, Brown-Forman Corporation has enriched the experience of life by responsibly building fine quality beverage alcohol brands, including Jack Daniel's Tennessee Whiskey, Jack Daniel's Ready-to-Drinks, Jack Daniel's Tennessee Honey, Jack Daniel's Tennessee Fire, Jack Daniel's Tennessee Apple, Gentleman Jack, Jack Daniel's Single Barrel, Woodford Reserve, Old Forester, Coopers’ Craft, The GlenDronach, Benriach, Glenglassaugh, Slane, Herradura, el Jimador, New Mix, Korbel, Sonoma-Cutrer, Chambord, Fords Gin, Gin Mare, and Diplomático Rum. Brown-Forman’s brands are supported by approximately 5,600 employees globally and sold in more than 170 countries worldwide. For more information about the company, please visit brown-forman.com. Follow us on LinkedIn, Instagram and Twitter.
# # #

Important Information on Forward-Looking Statements:
This press release contain statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to:
•Our substantial dependence upon the continued growth of the Jack Daniel's family of brands

•Substantial competition from new entrants, consolidations by competitors and retailers, and other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks
•Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs
•Disruption of our distribution network or inventory fluctuations in our products by distributors, wholesalers, or retailers
•Changes in consumer preferences, consumption, or purchase patterns – particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; further legalization of marijuana; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation
•Production facility, aging warehouse, or supply chain disruption
•Imprecision in supply/demand forecasting
•Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, or labor
•Risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs, or impairment in recorded value
•Impact of health epidemics and pandemics, and the risk of the resulting negative economic impacts and related governmental actions
•Unfavorable global or regional economic conditions and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations
•Product recalls or other product liability claims, product tampering, contamination, or quality issues
•Negative publicity related to our company, products, brands, marketing, executive leadership, employees, Board of Directors, family stockholders, operations, business performance, or prospects
•Failure to attract or retain key executive or employee talent
•Risks associated with being a U.S.-based company with a global business, including commercial, political, and financial risks; local labor policies and conditions; protectionist trade policies, or economic or trade sanctions, including additional retaliatory tariffs on American whiskeys and the effectiveness of our actions to mitigate the negative impact on our margins, sales, and distributors; compliance with local trade practices and other regulations; terrorism, kidnapping, extortion, or other types of violence; and health pandemics
•Failure to comply with anti-corruption laws, trade sanctions and restrictions, or similar laws or regulations
•Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar
•Changes in laws, regulatory measures, or governmental policies, especially those affecting production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products
•Tax rate changes (including excise, corporate, sales or value-added taxes, property taxes, payroll taxes, import and export duties, and tariffs) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur
•Decline in the social acceptability of beverage alcohol in significant markets
•Significant additional labeling or warning requirements or limitations on availability of our beverage alcohol products
•Counterfeiting and inadequate protection of our intellectual property rights
•Significant legal disputes and proceedings, or government investigations
•Cyber breach or failure or corruption of our key information technology systems or those of our suppliers, customers, or direct and indirect business partners, or failure to comply with personal data protection laws
•Our status as a family “controlled company” under New York Stock Exchange rules, and our dual-class share structure
For further information on these and other risks, please refer to our public filings, including the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.